================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          LANCASTER COLONY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [LANCASTER COLONY LOGO]
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 17, 2003

     The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 17, 2003, in the Executive Meeting Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

     The meeting will be held for the following purposes:

     1.   To elect three directors, each for a term which expires in 2006.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 19, 2003 will be entitled to notice of and to vote at the meeting.

     If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.


                                     JOHN B. GERLACH, JR.
                                     Chairman of the Board,
                                     Chief Executive Officer
                                     and President


October 15, 2003

                          LANCASTER COLONY CORPORATION
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 17, 2003, in the Executive Meeting Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

     The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

     The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

     The Board of Directors has fixed the close of business on September 19, 2003 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment thereof. At that date the Corporation had outstanding and entitled to vote 35,757,347 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting who receive the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 15, 2003.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of nine members and is divided into three classes. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal. The Board of Directors of the Corporation currently consists of three classes of three members each.

     The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of August 29, 2003, are listed below. As of August 29, 2003, the Corporation had outstanding and entitled to vote 35,767,347 shares of Common Stock.

                       NOMINEES FOR TERM TO EXPIRE IN 2006



                                                                         DIRECTOR   SHARES OWNED AT  PERCENT OF
NAME AND PRINCIPAL OCCUPATION                                       AGE   SINCE     AUGUST 29, 2003    CLASS
-----------------------------                                       ---  --------   ---------------  ----------

Kerrii B. Anderson..............................................    46     1997            2,750          *
   Executive Vice President, Chief Financial Officer
   and Director of Wendy's International, Inc.;
   Senior Vice President and Chief Financial Officer of
   M/I Schottenstein Homes, Inc. (homebuilders)
   from 1993 to 2000

James B. Bachmann; Retired......................................    60       -               -            *
   Managing Partner of the Columbus, Ohio office of
   Ernst & Young LLP from 1992 to June 30, 2003(1)

Robert S. Hamilton; Retired.....................................    75     1985           13,223          *
   Vice Chairman Emeritus of Liqui-Box Corporation
   (plastic packaging manufacturer) from April 2000 to
   October 2000; Vice Chairman of Liqui-Box Corporation
   from 1989 to April 2000(2)


-------------

*    Less than 1%

(1) Mr. Bachmann is also a director of Abercrombie & Fitch Co. and Nationwide Mutual Insurance Company.

(2) See footnote 2 under "Continuing Directors" which explanation applies to Mr. Hamilton.

     Mr. Bachmann is standing for election to the Board seat previously held by Morris S. Halpern, who chose not to stand for re-election after providing many years of meritorious service to the Corporation. All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

                              CONTINUING DIRECTORS

                                                                 DIRECTOR   TERM     SHARES OWNED AT  PERCENT OF
NAME AND PRINCIPAL OCCUPATION                              AGE     SINCE   EXPIRES   AUGUST 29, 2003    CLASS
-----------------------------                              ---   --------  -------   ---------------  ----------

John L. Boylan..........................................   48      1998     2004           45,741         *
   Treasurer, Vice President and
   Chief Financial Officer of the Corporation(1)(3)

Robert L. Fox...........................................   54      1991     2005        1,064,759       2.98%
   Investment Executive for Advest, Inc.
   (stock brokerage firm) since 1978(2)(4)(9)

John B. Gerlach, Jr. ...................................   49      1985     2005        8,084,299      22.59%
   Chairman of the Board, Chief Executive Officer
   and President of the Corporation(1)(2)(3)(4)(5)(6)(7)(8)

Edward H. Jennings......................................   66      1990     2005              799         *
   President Emeritus at The Ohio State University;
   formerly Interim President of The Ohio State
   University from July 1, 2002 to September 30, 2002;
   Professor of Finance at The Ohio State University
   from 1990 to April 2002 and President of The Ohio
   State University from 1981 to 1990


                                                                 DIRECTOR   TERM     SHARES OWNED AT  PERCENT OF
NAME AND PRINCIPAL OCCUPATION                              AGE     SINCE   EXPIRES   AUGUST 29, 2003    CLASS
-----------------------------                              ---   --------  -------   ---------------  ----------

Henry M. O'Neill, Jr. ..................................   68      1976     2004           19,651         *
   Chairman and Chief Executive Officer
   of AGT International, Inc. (voice
   response systems) since 1988;
   Chairman of the Board of Evergreen
   Quality Catering (mobile caterer) since 1987

Zuheir Sofia............................................   59      1998     2004            4,405         *
   Chairman of Sofia & Company, Inc.
   (investment-banking firm); President of the
   Stanbery Group, LLC (investment advisory firm);
   President, Chief Operating Officer, Treasurer and
   Director of Huntington Bancshares Incorporated
   from 1986 to 1998(10)

All directors and executive officers
   as a group (10 Persons)(1)(3)........................                                8,687,621      24.23%



-------------

*    Less than 1%

(1) Holdings include shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

(2) Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated:
     Mr. Fox, 813,927; Mr. Gerlach, 7,207,074; and Mr. Hamilton, 4,024.

(3) Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: Mr. Gerlach - 25,000 shares, Mr. Boylan - 38,800 shares, and all directors and executive officers as a group
     - 82,486 shares.

(4) Mr. Gerlach, a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Gerlach Foundation, Inc. holds 393,826 shares and Fox Foundation, Inc. holds 62,569 shares. These shares are included in the above table. Gerlach Foundation, Inc., Fox Foundation, Inc. and The FG Foundation, a supporting foundation (of which Mr. Fox and Mr. Gerlach are the trustees) of a public charitable foundation, together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach and Mr. Fox. The trustees each has disclaimed beneficial ownership of any of these shares in footnote 2.

(5) Mr. Gerlach, by virtue of his stock ownership and positions with the Corporation, may be deemed a "control person" of the Corporation.

(6) Mr. Gerlach is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation. These shares are included in the total number of shares held by Mr. Gerlach in the above table. Mr. Gerlach has disclaimed beneficial ownership of these shares in footnote 2.

(7) Includes 348,000 shares held by a family limited partnership and 12,500 shares held by a corporation which is the general partner of the family limited partnership. Mr. Gerlach shares indirect beneficial ownership of these shares.

(8)  Mr. Gerlach is also a director of Huntington Bancshares Incorporated.

(9) Includes 16,825 shares of the Common Stock of the Corporation which are held by a trust of which Mr. Fox is the trustee. Mr. Fox has sole voting and dispositive power with respect to these shares.

(10) Mr. Sofia is also a director of Dominion Homes, Inc.


                          BOARD COMMITTEES AND MEETINGS

     The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and Sofia and Ms. Anderson. Ms. Anderson serves as Chairperson of the Audit Committee. Each member of the Audit Committee is an independent director as required by the listing standards of The Nasdaq Stock Market. The Audit Committee is governed by a charter, a copy of which was included as an exhibit to the 2001 Proxy Statement, and is charged with the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee held three meetings during the fiscal year ended June 30, 2003 ("fiscal 2003"). In addition to these meetings, the Audit Committee also held teleconferences before each public release of the Corporation's earnings during fiscal 2003.

     The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill as its members. Mr. Jennings serves as Chairperson of the Compensation Committee. The powers and duties of the Compensation Committee are to consider and formulate recommendations to the Board of Directors with respect to all aspects of compensation to be paid to the Chief Executive Officer of the Corporation, to undertake such evaluations and make such reports as are required by the applicable rules of the Securities and Exchange Commission and to perform and exercise such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee held two meetings during fiscal 2003.

     The Board of Directors has established a nominating committee (the "Nominating Committee") consisting of Messrs. Fox, O'Neill and Sofia as its members. Mr. Sofia serves as Chairperson of the Nominating Committee. The purpose of the Nominating Committee is to identify and make nominations to the Board of Directors of candidates for election as director of the Corporation. Additionally, the Nominating Committee is to review and recommend to the Board of Directors possible revisions to the Corporation's existing Code of Ethical Business Conduct and establish procedures for determination as to the Corporation's enforcement of such code. The Nominating Committee held two meetings in fiscal 2003. The Nominating Committee will consider nominees recommended by shareholders, but because the Nominating Committee has only been formed recently and pending the adoption by the Securities and Exchange Commission of final disclosure rules regarding the operations of nominating committees, it has not yet established procedures that shareholders must follow to make such a recommendation. Section 2.03 of the Code of Regulations requires that shareholders must give advance notice and furnish certain information to the Corporation in order to nominate a person as a director.

     In addition to the committee meetings previously mentioned, the Board of Directors held a total of four meetings during fiscal 2003. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 2003.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16 (a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2003.

                            COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation or any of its subsidiaries receive an annual retainer fee of $22,000 plus $1,500 for each meeting of the Board or committee of the Board attended. Directors who serve as chairpersons of the Audit Committee, Compensation Committee and Nominating Committee receive an additional annual retainer fee of $7,500, $3,000 and $3,000, respectively.

     The Corporation has a consulting agreement with Mr. Halpern, a current director who is not standing for re-election. The consulting agreement provides that Mr. Halpern agrees to perform advisory and consulting services for an annual fee of $50,000 per year. Mr. Halpern's compensation as a director is also included in this annual fee.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:


                                                                       NATURE OF
                                                                      BENEFICIAL       AMOUNT        PERCENT OF
NAME AND ADDRESS                                                       OWNERSHIP       OWNED          OWNERSHIP
----------------                                                      ----------       ------        ----------

John B. Gerlach, Jr. ..............................................   Direct and     8,084,299(1)(2)    22.59%
   Lancaster Colony Corporation                                        Indirect
   37 West Broad Street
   Columbus, Ohio 43215

Dareth A. Gerlach..................................................   Direct and     5,932,785(1)       16.59%
   c/o Lancaster Colony Corporation                                    Indirect
   37 West Broad Street
   Columbus, Ohio 43215



-------------

(1) Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mr. Gerlach is trustee and of which Dareth A. Gerlach is special trustee with sole voting power with respect to the shares. See footnote 6 under "Continuing Directors."

(2) See footnotes 1, 2, 3, 4, 5 and 7 under "Continuing Directors" which explanations apply to Mr. Gerlach.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the three other most highly compensated executive officers of the Corporation whose compensation during fiscal 2003 is required to be reported:


                                                                                  LONG-TERM
                                                      ANNUAL COMPENSATION(1)    COMPENSATION
                                             FISCAL   ----------------------    ------------     ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR      SALARY       BONUS       OPTIONS(#)    COMPENSATION(2)
---------------------------                  ------   ----------   ---------    ------------   ---------------

John B. Gerlach, Jr. ......................    2003    $710,000                                   $2,840
   Chairman of the Board,                      2002     710,000                                    2,840
   Chief Executive Officer and President       2001     710,000                      25,000        2,640

Larry G. Noble.............................    2003    $264,000    $749,100                       $2,992
   Vice President(3)(5)                        2002     264,000     729,000                        2,992
                                               2001     261,958     682,800          15,000        1,056

John L. Boylan.............................    2003    $265,000    $125,000          15,000       $2,490
   Treasurer, Vice President                   2002     250,000     115,000                        2,466
   and Chief Financial Officer(4)              2001     241,500     108,000          15,000        3,809

Bruce L. Rosa..............................    2003    $265,000    $125,000          15,000       $3,440
   Vice President of Development(4)            2002     250,000     115,000                        1,644
                                               2001     241,500     108,000          15,000        1,288



-------------

(1) The named executive officers received certain perquisites in 2003, 2002 and 2001, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

(2) Approximate amounts contributed or to be contributed on behalf of such executive officer to the 401(k) Profit Sharing Plan and Trust.

(3) Bonus amounts listed for Mr. Noble were generally determined pursuant to a formula involving the operating performance of the Specialty Foods segment and are paid in the following fiscal year.

(4) The bonus amounts listed for Messrs. Boylan and Rosa were generally determined pursuant to a formula involving the operating performance of the Corporation for the corresponding fiscal years and are paid in the succeeding fiscal year.

(5) Effective July 1, 2003, Mr. Noble resigned from his position as executive officer of the Corporation, but remains an employee of the Specialty Foods segment.

GRANTS OF STOCK OPTIONS

     The following table sets forth information concerning individual grants of stock options made during the 2003 fiscal year to each of the executive officers named in the Summary Compensation Table. The Corporation has never granted stock appreciation rights.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED ANNUAL
                                                PERCENT OF                               RATES OF STOCK PRICE
                                               TOTAL OPTIONS                            APPRECIATION FOR OPTION
                                                GRANTED TO                                      TERM(2)
                                  OPTIONS      EMPLOYEES IN     EXERCISE    EXPIRATION  -----------------------
NAME                            GRANTED(#)(1)   FISCAL YEAR    PRICE($/Sh)     DATE        5%             10%
----                            -------------  ------------    -----------  ----------  --------       --------

John L. Boylan...............      15,000           4.2%        $37.23      3/31/08     $157,000      $348,000
Bruce L. Rosa................      15,000           4.2%        $37.23      3/31/08     $157,000      $348,000


----------------

(1) Options were granted with an exercise price equal to the market price at the grant date pursuant to the Corporation's 1995 Key Employee Stock Option Plan. Such options are exercisable through March 31, 2008.

(2) The amounts reflected in this table are based upon certain assumed rates of appreciation as specified by the Securities and Exchange Commission. Actual realized values, if any, on exercise of the option will be dependent on the actual appreciation in the price of the Common Stock of the Corporation over the term of the option. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to stock options exercised during fiscal 2003 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2003 by such executive officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES


                                                                                     VALUES OF UNEXERCISED IN-
                                                           UNEXERCISED OPTIONS AT   THE-MONEY OPTIONS AT FISCAL
                          UNDERLYING                         FISCAL YEAR-END(#)           YEAR-END(1)(2)
                           OPTIONS            VALUE      -------------------------   -------------------------
NAME                     EXERCISED (#)      REALIZED(1)  EXERCISABLE UNEXERCISABLE   EXERCISABLE UNEXERCISABLE
----                     -------------      -----------  ----------- -------------   ----------- -------------

John B. Gerlach, Jr. ....                                   25,000                   $  229,750    $        0
Larry G. Noble...........     4,494       $   75,769                     8,988       $        0    $  147,763
John L. Boylan...........                                   38,800       3,700       $  261,522    $   42,791
Bruce L. Rosa............    18,258       $  285,077        18,686       5,556       $   64,529    $   64,255


-----------

(1)  All values are shown pretax and are rounded to the nearest whole dollar.

(2)  Based on the 2003 fiscal year-end closing price of $38.69 per share.

SEVERANCE AGREEMENT

     Messrs. Boylan and Rosa are parties to agreements entitling them to severance benefits equal to (i) full salary paid through the date of their termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid to Messrs. Boylan and Rosa during the three-year period prior to their respective dates of termination or
(b) twice their annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of their termination, in the event that within a period of one year after a "change of control" (as defined in the agreements) their employment is terminated by the Corporation (other than for cause) or by Messrs. Boylan or Rosa (if there has been any material adverse change in the terms of their employment).

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors ("the Committee") consists of four independent non-employee directors. It is the obligation of the Committee under its present Charter to establish the compensation to be paid to the Chief Executive Officer of the Corporation and to consult with and advise the Chief Executive Officer with respect to the establishment by him of the compensation of other executive officers. The Committee also reviews matters relating to employee benefit plans and stock options and presents its recommendations respecting these matters to the Board of Directors.

     The compensation of the Chief Executive Officer for services rendered through June 30, 2004 has been established by the Committee and adopted by the Board of Directors upon the Committee's recommendation. The Committee's recommendation was based upon an evaluation of the scope of his management responsibilities, his execution of them, his accomplishment of significant changes in management structure and the financial results attained under his direction. In determining his compensation, the amounts paid to chief executive officers of companies of like size in like markets were also considered. The determination of such compensation was subjective, with no specific weight being given to any particular factor. His compensation for fiscal 2003 was established by the Committee according to the application of the same evaluation standards.

     The Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. It concurred that the levels of compensation established were reasonable and appropriate and provided incentives which, if realized, would produce operating results of value to the Corporation's shareholders.

                                       Edward H. Jennings, Chairperson
                                       Robert L. Fox
                                       Robert S. Hamilton
                                       Henry M. O'Neill, Jr.

                                PERFORMANCE GRAPH

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
            OF LANCASTER COLONY CORPORATION, THE S&P MIDCAP 400 INDEX
                        AND THE DOW JONES U.S. FOOD INDEX

     The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1998 in each of the Corporation's Common Stock, the S&P Midcap 400 Index and the Dow Jones U.S. Food Index.

[PERFORMANCE GRAPH INSERTED HERE]

                             CUMULATIVE TOTAL RETURN

------------------------------------------------------------------------------------------------
                                   6/98       6/99       6/00       6/01      6/02       6/03
------------------------------------------------------------------------------------------------
 Lancaster Colony Corporation     100.00      92.88      53.66      92.97    102.59     113.55
------------------------------------------------------------------------------------------------
 S&P Midcap 400                   100.00     117.18     137.08     149.24    142.20     141.18
------------------------------------------------------------------------------------------------
 Dow Jones U.S. Food              100.00      86.35      79.14      77.40     92.01      90.01
------------------------------------------------------------------------------------------------


                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors and operates under a written charter (Exhibit A to the 2001 Proxy Statement). The Audit Committee held three meetings during fiscal 2003. In addition to these meetings, the Audit Committee also held teleconferences before each public release of the Corporation's earnings during fiscal 2003. The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal 2003 with both management and the Corporation's independent auditors, Deloitte & Touche LLP. The discussions with Deloitte & Touche LLP included matters required to be discussed by the Statement on Auditing Standards No. 61 as amended. In addition, the Audit Committee received from Deloitte & Touche LLP written independence disclosures and the letter required by the Independence Standards Board Standard No. 1 and discussed with Deloitte & Touche LLP its independence. Based on the review of the audited consolidated financial statements and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                       Kerrii B. Anderson, Chairperson
                                       Robert S. Hamilton
                                       Edward H. Jennings
                                       Zuheir Sofia


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as independent certified public accountants of the Corporation during the fiscal year ended June 30, 2003. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                             AUDIT AND RELATED FEES

     The following table recaps fees billed by Deloitte & Touche LLP for the fiscal years ended June 30, 2003 and 2002:

                                                     2003              2002
                                                  ----------       ----------

Audit Fees......................................  $  408,500       $  355,000

Audit-Related Fees(1)...........................      21,200           38,000

Tax Fees(2).....................................      33,700           17,000

All Other Fees(3)...............................       -               76,000
                                                  ----------       ----------

     Total Fees.................................  $  463,400       $  486,000
                                                  ==========       ==========

-------------

(1) Audit-related fees were for employee benefit plan audits, due diligence services and performance of agreed-upon procedures.

(2) Tax fees were for services related to tax compliance, tax planning and tax advice.

(3) All other fees were for services related to financial information systems design.

     The Audit Committee has considered whether the provisions for non-audit services are compatible with maintaining the independence of Deloitte & Touche LLP.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation contracts with John Gerlach & Company, an accounting partnership, to provide certain internal auditing, general accounting and tax services of a type generally available from an independent accounting firm. A brother-in-law of the Company's chief executive officer is a minority partner in the firm. The fee paid to John Gerlach & Company for its services is measured by the volume of work performed and is reviewed by the Audit Committee. The fees incurred for services rendered for the fiscal year ended June 30, 2003 were $425,300.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be in the Proxy Statement for the 2004 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 17, 2004. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before August 31, 2004, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2004 Annual Meeting of Shareholders.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.


                                        By Order of the Board of Directors
                                        JOHN B. GERLACH, JR.
                                        Chairman of the Board,
                                        Chief Executive Officer
                                        and President

October 15, 2003

                                                                      0




                          LANCASTER COLONY CORPORATION

         Proxy for the Annual Meeting of Shareholders November 17, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. Fox, Henry M. O'Neill, Jr. and Zuheir Sofia, or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 17, 2003, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                (Continued and to be signed on the reverse side)





                                                                           14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LANCASTER COLONY CORPORATION

                                November 17, 2003







                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.





     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
________________________________________________________________________________



1. Election of Directors: For term expiring 2006                            2. The transaction of all other matters as may properly
                                                                               come before the meeting.

                          NOMINEES:
[ ]  FOR ALL NOMINEES     ( )  Kerrii B. Anderson
                          ( )  James B. Bachmann
[ ]  WITHHOLD AUTHORITY   ( )  Robert S. Hamilton
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual
------------ nominee(s), mark "FOR ALL EXCEPT" and fill in
             the circle next to each nominee you wish to
             withhold, as shown here:     (x)
__________________________________________________________________










__________________________________________________________________

To change the address on your account, please check the box
at right and indicate your new address in the address space   [  ]
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method.

__________________________________________________________________

Signature of Shareholder _______________________ Date: _______      Signature of Shareholder _______________________ Date: _______


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.